SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 14, 2001
                        (Date of Earliest Event Reported)

                           Orion Power Holdings, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                       1-16077                  52-208764
(State or other jurisdiction  (Commission File Number)      (IRS Employer
    of incorporation)                                     Identification Number)

                        7 East Redwood Street, 10th Floor
                               Baltimore, MD 21202
          (Address of principal executive offices, including Zip Code)
                                 (410) 230-3500
              (Registrant's telephone number, including area code)




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Item 5 - Other Events.

On December 14, 2001, Orion Power Holdings, Inc. ("Orion Power") and Reliant Resources, Inc. ("Reliant Resources") issued a joint press release announcing that the stockholders of Orion Power approved the agreement and plan of merger by and among Reliant Resources, Reliant Energy Power Generation
Merger Sub, Inc., a wholly owned subsidiary of Reliant Resources, and Orion Power, dated as of September 26, 2001. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7(c) - Exhibits.

         99.1     Press release.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Orion Power Holdings, Inc.


Date:  December 14, 2001                 By:       /s/ Scott B. Helm
                                             -----------------------------------
                                         Name:     Scott B. Helm
                                         Title:    Executive Vice President
                                                   and Chief Financial Officer



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                                  EXHIBIT INDEX


         99.1     Press Release